                                                               November 1, 2000


[PHOTO]

Dear Shareholder:

  The Zweig Total Return Fund's net asset value increased 2.33% during the quarter ended September 30, 2000, including $0.18 reinvested distributions.

  For the nine months ended September 30, 2000, the Fund's net asset value increased 4.62%, including $0.56 in reinvested distributions. Maintaining our risk-averse policy, the Fund's average overall exposure during the period was 69%.


                             DISTRIBUTION DECLARED

  In accordance with our policy of distributing 10% of net assets per year, which equals 0.83% per month (10% divided by 12 months), the Fund announced a distribution of $0.06 per share payable on November 27, 2000, to shareholders of record on November 13, 2000. The amount of the distribution depends on the exact net asset value at the time of declaration. For the November distribution, 0.83% of the Fund's net asset value was equivalent to $0.06 per share. Including this distribution, the Fund's payout since its inception is now $10.65.


                                MARKET OUTLOOK

  Our bond exposure at the end of the third quarter was 46% compared with 58% as of June 30, 2000. If we had been fully invested, we would be 62.5% invested in bonds and 37.5% in stocks. Consequently, at 46%, we are at approximately 74% of a full position (46% / 62.5%).

  After the summer rally that ran from late May through August, which was driven by diminishing expectations of further Federal Reserve rate hikes, September saw a sharp sell-off in bonds due mainly to the spike in oil prices. Other market factors included the still tight labor market, concerns about the outlook for the dollar, and the uncertainties about the direction of fiscal policy following the presidential election.

  Although bonds gave up some ground in September, the quarter overall was a positive one for the Treasury bond market. Yields dropped on expectations of slower economic growth, stock market jitters, and belief that the Fed would hold rates steady at least through the November election and perhaps until early next year. With equity prices under pressure, bonds also benefited since they appeared as an attractive alternative to stocks.

  Our equity exposure as of September 30 was 34%, up from 28% at the close of the second quarter. At 34%, we are at about 91% of a full position
(34% / 37.5%).

  A lot has been written recently about the bull market reaching its tenth birthday on October 11. This was combined with speculation about whether the bull market was over or merely pausing before it resumes growth at a more moderate pace. To begin with, I disagree with setting these market-dating labels.

  We have had a bear market this year in the Nasdaq/1/ and close to one, if not all the way, in the S&P 500./2/ If the market is down 20%, I'll call
--------
/1/The Nasdaq Index is a commonly used measure of technology-oriented stock total-return performance.
/2/The S&P 500 Index is a commonly used measure of stock market total-return performance. The indices are unmanaged and not available for direct investment.

it a bear market. If it is down 19%, I do not know what you want to call it. Some people think the bull market started in 1982. Others claim it began in 1974. Labeling different dates doesn't give you an answer. I just want to raise our exposure as things get better and lower our exposure as things get worse.

  While holding rates steady, the Fed warned at its October 3 meeting that the tight job market and rising energy costs were pushing up inflationary pressures. Since then, producer prices rose 0.9% in September, and consumer prices climbed 0.5%. However, I am not overly concerned about these figures.

  With the exception of oil prices, which, incidentally, I don't think will stay at current levels, I believe the economy generally is heading toward disinflation. Oil prices are a two-edged sword. As they rise, they result in more expensive gasoline, heating oil, and other products that use oil as a basic raw material. The weird thing is that, over time, higher oil prices decrease the prices of other goods.

  For example, if you have to spend $1,000 a year more for gasoline and heating oil, you will have less money to spend to go to McDonald's or do whatever you want to do. I feel that higher oil prices, combined with the Fed's tightening, are slowing the economy. And, if the economy slows, we're going to see more disinflation. So, I am not particularly concerned about inflation at this time.

  Many economists think that the Fed has pulled off its goal of a so-called soft landing in which the economy slows just enough to ward off inflation without bringing on a recession. I don't have a strong opinion on that premise. I don't really know whether we will end up with a soft landing or a hard landing, which means a recession. However, I do believe that the higher oil prices and interest rates have already had a pretty negative impact on the economy and the odds are increasing that we could have a recession.

  Some analysts compare the present to 1990 when oil price hikes induced by the Gulf War led to an economic slowdown. They point to higher real interest rates, a record trade deficit, with savings at an all-time low. I'll grant that there is a similarity to 1990 in higher oil prices and the turmoil in the Middle East. However, it was a lot worse in 1990 because we knew that there had to be a war in Kuwait. We don't know that there will be a war this time around.

  Oil prices went up recently because of supply and demand. Tensions in the Middle East have exacerbated the situation. That is the resemblance to 1990. However, in 1990, the banking system was in terrible shape and literally in danger of collapse. The Fed had to come in and rescue it. We don't have that problem today.

  The record trade deficit has helped keep inflation in check. As for the low savings rate, I have felt for a long time that the savings rate has been underestimated. There are some flukes in the data. But consumers have spent quite a bit and maybe it is time for them to retrench. If they have seriously undersaved, then we probably do face a greater risk of a steep economic slowdown.

  As an indication of a slowing economy, only 73 companies raised their dividends in September, the fewest number since 1991. In the third quarter, dividend increases fell 16% from the year-ago period. Companies are trying to get more liquid. One way to do it is not to raise dividends or as in the case of at least one big company--Xerox--to slash dividends to conserve cash.

  Investors are worried about earnings because of slowing economic expansion here and abroad, the weakness in the euro and the strong dollar that are cutting earnings of multinationals, and the oil price hikes that are hurting companies and countries dependent on oil. I believe concern about future earnings is justified--they will slow. The good news, though, is that the stock market tends to do better when earnings slip. Weaker earnings generally bring lower inflation and lower interest rates, and that's good for stocks. It is only when earnings utterly collapse--when they are down as much as 20% year-to-year--that the stock market does poorly.

  Last year some stocks with no earnings did better than stocks with earnings. This year stocks without earnings are in the tank. Many of them are down 90% or more. There were dozens, if not hundreds, of companies that were underwritten in the past year or two. A lot of dot-com names had bad business plans and poor financing. It was truly a bubble, and it finally burst.

  These stocks have collapsed, and we are probably seeing the last stages of this washout. Some of these stocks will never come back. A handful might. Many of these companies never had earnings so their multiples were actually infinite. You can't carry stocks forever without earnings. Ultimately the market catches up. But, remember, this is only a sector of the market and by no means the entire market.

  Although stock prices are generally off their peaks, some market observers do not consider them cheap. They point out that the S&P 500 is now at about 26 times earnings, down from 34 last June and well above the post-World War II average of 15. What they cite is the average price/earnings ratio--the median P/E is far lower. There are a handful of stocks in the S&P 500 with little in the way of earnings and with very large market caps. This distorts the average P/E ratio.

  Frankly, I don't know anymore whether the market is really overvalued. A lot depends on earnings forecasts, and these are mostly guesses. If there is overvaluation, I believe it is a lot less than it was early in the year. In our research, we use different valuation models. Some of them show the market overvalued; others show the reverse. So I could argue the question either way. I do not consider the market cheap, but it is not necessarily very overvalued.

  Margin debt on the New York Stock Exchange and the Nasdaq increased about 40% over the past year to a record $250 billion. I am not overly concerned about these figures because I think a lot of margin debt has been washed out of the market. We saw a lot of margin calls in April and May. You tend to see many margin calls at a market bottom. Off that bottom, we rallied quite a bit into the end of August. In recent days we have again seen significant margin calls. I would like to see even more debt wrung out. It would put the market on firmer ground. Too much margin debt is a risk for the market. Although it is not as bad as a year ago, I am not going to tell you that the margin debt situation is good, but it might be tolerable right now.

  Today half of U.S. households own stocks compared with just one-third in 1989. Despite voices to the contrary, I do not think that the recent lackluster performance will drive people out of the market. I believe investing is becoming more and more of a national pastime. With growing disposable income, people have extra money to invest. They also have the opportunity to do it now with greater technology and increased knowledge.

  When you turn on the television, you can't help but follow the market all day long. You can get on the Internet and trade stocks that way. And, you can trade a lot cheaper than you could previously. I see nothing wrong with people making their own decisions about how they want to save either through the stock or bond markets. What I think is foolhardy is when people overspeculate, use margin, buy penny stocks and gamble. That's a way to the poorhouse, in my opinion.

  Summing up, the chief positive factor in the market is the big increase in the sentiment indicator. And, bonds have performed fairly well this year as well. On the negative side are the last moves by the Fed toward tightening, although the Fed has not acted for several months. I am guessing that the next Fed moves will be to lower rates.

  Oil, of course, has been a negative. But, as I stated earlier, I think the economy is slowing, and we will see lower inflation and possible disinflation. It does not appear that earnings news will be great, but I believe the market can overcome that if we get lower interest rates and lower inflation. It is a mixed bag, but I consider the overall situation as moderately bullish.

  We are about 80% invested as of this writing. For us, that's bullish--not flat out bullish but in the low end of the bullish zone.


                             PORTFOLIO COMPOSITION

  In line with our investment policy guidelines, all of our bonds are U.S. government obligations. The portfolio's average duration (a measure of sensitivity to interest rate movements) was 5.3 years as of September 30, 2000. This compares with 6.5 years at the close of the second quarter. Since these bonds are highly liquid, they provide the flexibility to respond quickly to changing market conditions.

  Except for minor revisions, our leading industry groups as of September 30 were unchanged from the previous quarter-end. They included technology, financial services, health care, energy, telecommunications, and media. During the third quarter, we made additional purchases in the technology, financial services, health care, and energy sectors. Our telecommunications and media holdings were trimmed.

  As of September 30, 2000, our leading individual positions included General Electric, Cisco, Exxon Mobil, Sun Microsystems, EMC, American International Group, Citigroup, Microsoft, Pfizer, and Tyco.

  The only new positions of those holdings listed above are EMC and Tyco, which benefited from increased purchases and appreciation, and Citigroup, which appreciated.

  Of the stocks included among our top holdings as of June 30, Intel declined in value, and we trimmed our positions in Nortel Networks and Baxter International.

             Sincerely,
             /s/ Martin E. Zweig, Ph.D.
             Martin E. Zweig, Ph.D.
             Chairman

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF NET ASSETS
                               September 30, 2000
                                  (Unaudited)

                                                         Number of
                                                          Shares       Value
                                                         ---------   ----------
Common Stocks                                     33.91%
Aerospace & Air Transport                          0.63%
  AMR Corp. ............................................   45,000    $1,470,937
  Boeing Co. ...........................................   45,100     2,841,300
                                                                     ----------
                                                                      4,312,237
                                                                     ----------
Building & Forest Products                         0.21%
  Cemex S.A. de CV, ADR.................................   30,000       601,875
  Georgia-Pacific Group.................................   30,000       705,000
  Louisiana-Pacific Corp. ..............................   15,000       137,813
                                                                     ----------
                                                                      1,444,688
                                                                     ----------
Chemicals                                          0.32%
  Air Products & Chemicals, Inc. .......................   30,000     1,080,000
  Dow Chemical Co. .....................................   45,000     1,122,188
                                                                     ----------
                                                                      2,202,188
                                                                     ----------
Commercial Services                                0.27%
  Modis Professional Services, Inc. ....................   75,100(a)    389,581
  Omnicom Group, Inc. ..................................   19,500     1,422,281
                                                                     ----------
                                                                      1,811,862
                                                                     ----------
Consumer Products                                  0.82%
  Kimberly-Clark Corp. .................................   45,000     2,511,563
  PepsiCo, Inc. ........................................   67,500     3,105,000
                                                                     ----------
                                                                      5,616,563
                                                                     ----------
Electronics -- Electrical                          1.57%
  Emerson Electric Co...................................   22,500     1,507,500
  General Electric Co. .................................  135,000     7,787,813
  Sanmina Corp. ........................................   15,000(a)  1,404,375
                                                                     ----------
                                                                     10,699,688
                                                                     ----------
Engineering & Machinery                            0.35%
  Ingersoll-Rand Co. ...................................   45,000     1,524,375
  SPX Corp. ............................................    6,000       851,625
                                                                     ----------
                                                                      2,376,000
                                                                     ----------

                                                          Number of
                                                           Shares       Value
                                                          ---------   ----------
Financial Services                                  5.24%
  ACE Ltd. ..............................................  45,100     $1,770,175
  Allstate Corp. ........................................  58,200      2,022,450
  American Express Co. ..................................  30,000      1,822,500
  American International Group, Inc. ....................  52,500      5,023,594
  Bank of America Corp. .................................  37,500      1,964,062
  Capital One Financial Corp. ...........................  31,500      2,206,969
  Chase Manhattan Corp. .................................  52,450      2,422,534
  CIGNA Corp. ...........................................  30,100      3,142,440
  Citigroup, Inc. .......................................  90,000      4,865,625
  FleetBoston Financial Corp. ...........................  45,000      1,755,000
  Lehman Brothers Holdings, Inc. ........................  15,000      2,216,250
  Marsh & McLennan Cos., Inc. ...........................  22,500      2,986,875
  Morgan Stanley Dean Witter & Co. ......................  22,400      2,048,200
  Washington Mutual, Inc. ...............................  37,500      1,492,969
                                                                      ----------
                                                                      35,739,643
                                                                      ----------
Health Care                                         3.59%
  Amgen, Inc. ...........................................  37,600(a)   2,625,538
  Baxter International, Inc. ............................  30,000      2,394,375
  Bristol-Myers Squibb Co. ..............................  52,700      3,010,487
  MedImmune, Inc. .......................................  15,200(a)   1,174,200
  Merck & Co., Inc. .....................................  45,000      3,349,687
  Pfizer, Inc. ..........................................  97,600      4,385,900
  Pharmacia Corp. .......................................  52,500      3,159,844
  Schering-Plough Corp. .................................  30,000      1,395,000
  St. Jude Medical, Inc. ................................  30,000      1,530,000
  Wellpoint Health Networks, Inc. .......................  15,000(a)   1,440,000
                                                                      ----------
                                                                      24,465,031
                                                                      ----------
Investment Companies                                0.52%
  Asia Tigers Fund, Inc. ................................  30,000        230,625
  Emerging Markets Infrastructure Fund, Inc. ............  54,384        540,441
  Gabelli Global Multimedia Trust, Inc. .................  43,066        581,391
  INVESCO Global Health Sciences Fund, Inc. .............  35,100        712,969
  Korea Fund, Inc. ......................................  45,000        540,000
  Morgan Stanley Dean Witter Asia Pacific Fund, Inc. ....  30,000        283,125
  Morgan Stanley Dean Witter Emerging Markets Fund,
   Inc. .................................................  50,400        636,300
                                                                      ----------
                                                                       3,524,851
                                                                      ----------

                                                         Number of
                                                          Shares       Value
                                                         ---------   -----------
Manufacturing                                      0.78%
  Honeywell International, Inc. ........................  30,100      $1,072,313
  Tyco International Ltd. ..............................  82,500       4,279,688
                                                                     -----------
                                                                       5,352,001
                                                                     -----------
Media                                              1.89%
  Comcast Corp., Class A................................  57,800(a)    2,366,187
  Grupo Televisa S.A., GDR..............................  30,000(a)    1,730,625
  Infinity Broadcasting Corp., Class A..................  30,000(a)      990,000
  McGraw-Hill Cos., Inc. ...............................  22,500       1,430,156
  New York Times Co., Class A...........................  28,200       1,108,613
  News Corp. Ltd., ADR .................................  21,000       1,177,313
  Viacom, Inc., Class B.................................  30,200(a)    1,766,700
  Walt Disney Co. ......................................  60,000       2,295,000
                                                                     -----------
                                                                      12,864,594
                                                                     -----------
Metals                                             0.17%
  Alcoa, Inc. ..........................................  45,000       1,139,063
                                                                     -----------
Oil & Oil Services                                 3.45%
  AES Corp. ............................................  45,000(a)    3,082,500
  Apache Corp. .........................................  33,000       1,951,125
  Baker Hughes, Inc. ...................................  15,000         556,875
  Chevron Corp. ........................................  22,500       1,918,125
  EOG Resources, Inc. ..................................  30,100       1,170,137
  Enron Corp. ..........................................  30,100       2,637,513
  Exxon Mobil Corp. ....................................  60,100       5,356,413
  Smith International, Inc. ............................  15,000(a)    1,223,437
  Talisman Energy, Inc. ................................  30,000(a)    1,051,875
  USX-Marathon Group....................................  84,000       2,383,500
  Williams Cos., Inc. ..................................  52,600       2,222,350
                                                                     -----------
                                                                      23,553,850
                                                                     -----------
Retailing                                          1.97%
  Best Buy Co., Inc.  ..................................  30,000(a)    1,908,750
  CVS Corp. ............................................  30,000       1,389,375
  Home Depot, Inc.  ....................................  52,300       2,775,169
  Kroger Co.  ..........................................  75,000       1,692,188
  Lowe's Cos., Inc. ....................................  22,500       1,009,687
  Wal-Mart Stores, Inc. ................................  68,800       3,311,000
  Walgreen Co. .........................................  36,000       1,365,750
                                                                     -----------
                                                                      13,451,919
                                                                     -----------

                                                         Number of
                                                          Shares       Value
                                                         ---------   -----------
Technology                                         8.22%
  Adobe Systems, Inc. ..................................  15,100      $2,344,275
  America Online, Inc. .................................  67,500(a)    3,628,125
  Applied Materials, Inc. ..............................  29,700(a)    1,761,581
  Atmel Corp. ..........................................  30,000(a)      455,625
  Cisco Systems, Inc. ..................................  97,200(a)    5,370,300
  Citrix Systems, Inc. .................................  15,000(a)      300,937
  Compaq Computer Corp. ................................  75,000       2,068,500
  Cypress Semiconductor Corp. ..........................  30,000(a)    1,246,875
  Dell Computer Corp. ..................................  44,000(a)    1,355,750
  EMC Corp. ............................................  51,600(a)    5,114,850
  First Data Corp. .....................................  30,000       1,171,875
  Fiserv, Inc. .........................................  15,000(a)      898,125
  Intel Corp. ..........................................  88,200       3,665,812
  Jabil Circuit, Inc. ..................................  22,600(a)    1,282,550
  JDS Uniphase Corp. ...................................  22,500(a)    2,130,468
  Lucent Technologies, Inc. ............................  43,300       1,323,356
  Microchip Technology, Inc. ...........................  22,500(a)      743,906
  Microsoft Corp. ......................................  73,500(a)    4,432,968
  Motorola, Inc. .......................................  36,200       1,022,650
  Network Appliance, Inc. ..............................  15,000(a)    1,910,625
  Oracle Corp. .........................................  52,600(a)    4,142,250
  QUALCOMM, Inc. .......................................  30,000(a)    2,137,500
  Sun Microsystems, Inc. ...............................  45,000(a)    5,253,750
  SunGard Data Systems, Inc. ...........................  15,000(a)      642,188
  Teradyne, Inc. .......................................  15,000(a)      525,000
  USinternetworking, Inc. ..............................  29,950(a)      199,822
  Yahoo!, Inc. .........................................  10,500(a)      955,500
                                                                     -----------
                                                                      56,085,163
                                                                     -----------
Telecommunications                                 3.11%
  ADC Telecommunications, Inc. .........................  45,000(a)    1,210,078
  AT&T Corp. ...........................................  30,000         881,250
  AT&T Wireless Group...................................  29,700(a)      619,988
  CenturyTel, Inc. .....................................  45,100       1,228,975
  General Motors Corp., Class H.........................  67,500       2,509,650
  Nokia Corp., ADR .....................................  27,800       1,106,788
  Nortel Networks Corp. ................................  60,000       3,573,750
  SBC Communications, Inc. .............................  67,500       3,375,000
  Tele Norte Leste Participacoes S.A., ADR..............  43,000         983,625
  Telefonos de Mexico S.A., Class L, ADR ...............  29,800       1,584,987
  Telephone & Data Systems, Inc. .......................  22,500       2,490,750
  WorldCom, Inc. .......................................  54,950(a)    1,669,106
                                                                     -----------
                                                                      21,233,947
                                                                     -----------

                                                        Number of
                                                         Shares       Value
                                                       ----------- ------------
Textile & Apparel Manufacturer                   0.18%
  Nike, Inc. .........................................      30,000 $  1,201,875
                                                                   ------------
Utilities -- Electric & Gas                      0.62%
  FPL Group, Inc. ....................................      22,500    1,479,375
  PECO Energy Co. ....................................      45,000    2,725,313
                                                                   ------------
                                                                      4,204,688
                                                                   ------------
    Total Common Stocks...........................................  231,279,851
                                                                   ------------
                                                        Principal
                                                         Amount
                                                       -----------
United States Government Obligations            45.71%
  FHLMC, 6.875%, 1/15/05.............................. $70,500,000   71,406,630
  FHLMC, 5.125%, 10/15/08.............................  38,100,000   34,221,001
  United States Treasury Notes, 7.50%, 2/15/05........  16,300,000   17,298,375
  United States Treasury Notes, 6.50%, 5/15/05........   7,600,000    7,792,379
  United States Treasury Notes, 6.125%, 8/15/07.......  28,800,000   29,115,014
  United States Treasury Notes, 6.50%, 2/15/10........  34,000,000   35,413,142
  United States Treasury Bonds, 10.75%, 5/15/03.......  15,000,000   16,706,250
  United States Treasury Bonds, 7.25%, 8/15/22........  30,500,000   34,674,688
  United States Treasury Bonds, 6.50%, 11/15/26.......  24,000,000   25,342,512
  United States Treasury Bonds, 6.25%, 5/15/30........  37,800,000   39,749,081
                                                                   ------------
    Total United States Government Obligations....................  311,719,072
                                                                   ------------
Short-Term Investments                          19.50%
  American Home Products Corp., 6.68%, 10/02/00.......  25,000,000   24,995,361
  Avery Dennison Corp., 6.68%, 10/02/00...............  25,000,000   24,995,361
  PG&E Corp., 6.75%, 10/02/00.........................  10,000,000    9,998,125
  UBS Financial Corp., 6.68%, 10/02/00................  30,000,000   29,994,433
  USA Education, Inc., 6.54%, 10/03/00................  20,000,000   19,992,734
  Volkswagen AG, 6.68%, 10/02/00......................  23,000,000   22,995,732
                                                                   ------------
    Total Short-Term Investments..................................  132,971,746
                                                                   ------------
    Total Investments -- 99.12%...................................  675,970,669
    Cash and Other Assets Less Liabilities -- 0.88%...............    5,971,084
                                                                   ------------
    Net Assets (Equivalent to $7.60 per share based on 89,732,966 shares
     of capital stock outstanding) -- 100.00%..................... $681,941,753
                                                                   ============

--------
(a) Non-income producing security.

                       THE ZWEIG TOTAL RETURN FUND, INC.
                             FINANCIAL HIGHLIGHTS
                              September 30, 2000
                                  (Unaudited)

                                                               Net Asset Value
                                       Total Net Assets           per share
                                   --------------------------  ----------------
Beginning of period: December 31,
 1999............................                $714,637,205           $  7.89
  Net investment income..........  $ 20,509,263                $  0.23
  Net realized and unrealized
   gains on investments..........     3,606,336                   0.04
  Dividends from net investment
   income and distributions from
   net long-term and short-term
   capital gains.................   (50,711,049)                 (0.56)
  Shares repurchased and retired
   (867,200 shares)..............    (6,100,002)                   --
                                   ------------                -------
  Net decrease in net assets/net
   asset value...................                $(32,695,452)            (0.29)
                                                 ------------           -------
End of period: September 30,
 2000............................                $681,941,753           $  7.60
                                                 ============           =======

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                                KEY INFORMATION

1-800-272-2700  Zweig Shareholder Relations:
                For general information and literature

1-800-272-2700  The Zweig Total Return Fund Hot Line:
                For updates on net asset value, share price, major industry groups and other key information



                               REINVESTMENT PLAN

   Many of you have questions
 about our reinvestment plan. We
 urge shareholders who want to
 take advantage of this plan and
 whose shares are held in "Street
 Name," to consult your broker as
 soon as possible to determine if
 you must change registration
 into your own name to
 participate.


                               ----------------

  Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Martin E. Zweig, Ph.D.
Chairman of the Board and President

Jeffrey Lazar
Executive Vice President and Treasurer

Christopher M. Capano
Vice President

Nancy J. Engberg
Secretary

Charles H. Brunie
Director

Elliot S. Jaffe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corp.
100 Bright Meadow Boulevard
PO Box 2200
Enfield, CT 06083-2200

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
State Street Bank & Trust Co.
c/o EquiServe
PO Box 8040
Boston, MA 02266

Legal Counsel
Rosenman & Colin LLP
575 Madison Avenue
New York, NY 10022


--------------------------------------------------------------------------------
  This report is transmitted to the shareholders of The Zweig Total Return
Fund, Inc. for their information. This is not a prospectus, circular or repre-sentation intended for use in the purchase of shares of the Fund or any securi-ties mentioned in this report.

PXP 1376                                                              3206-3Q-00

Quarterly Report

Zweig

The Zweig Total
Return Fund, Inc.

September 30, 2000

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       INVESTMENT PARTNERS